UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 9, 2025

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262		01-0609375
(Commission File Number)		(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300
Duluth,	GA	30097
(Address of principal executive offices)		(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ABG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Amendment to 2023 Senior Credit Facility

On April 9, 2025, Asbury Automotive Group, Inc. (the "Company”) obtained an amendment (the “Amendment”) to the Fourth Amended and Restated Credit Agreement (the "2023 Senior Credit Facility"), dated as of October 20, 2023, by and among the Company, as a borrower, certain of its subsidiaries, as vehicle borrowers, Bank of America, N.A., as administrative agent, revolving swing line lender, new vehicle floorplan swing line lender, used vehicle floorplan swing line lender and an L/C issuer, and the other lenders party thereto.

The Amendment, among other things, provides for the following, subject to satisfaction of certain other customary conditions in each case:

•an increase of the aggregate commitments under the revolving credit facility, from $500 million to $925 million; and
•an increase of the aggregate commitments under the new vehicle floor plan facility, from $1.925 billion to $2.25 billion.

The increases under the Amendment are conditioned upon and will only become effective concurrently with the consummation of the previously announced acquisition of the Herb Chambers automotive group.

The Company and certain of its affiliates may have commercial banking, investment banking and retail lending and other relationships with certain of the lenders under the 2023 Senior Credit Facility, as amended, and/or their respective affiliates. These lenders, or their respective affiliates, have received, and may in the future receive, customary fees and expenses for those services.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

The following exhibits are furnished as part of this report.

Exhibit No.	Description

10.1	First Amendment to the Fourth Amended and Restated Credit Agreement, dated April 9, 2025, among Asbury Automotive Group, Inc., as a borrower and guarantor, certain of its subsidiaries, as vehicle borrowers and subsidiary guarantors, Bank of America, N.A., as administrative agent, revolving swing line lender, new vehicle floorplan swing line lender, used vehicle floorplan swing line lender and an L/C issuer, and the other lenders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: April 9, 2025	By:	/s/ Michael D. Welch
	Name:	Michael D. Welch
	Title:	Senior Vice President and Chief Financial Officer